SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Report of Foreign Issuer
Pursuant to Rule 13 or 15(d) of
the Securities Exchange Act of 1934

For the month of: February 18, 2005	Commission File Number: 1-31402

CAE INC.
(Name of Registrant)

2025 Logistics Drive
Mississauga, Ontario
Canada L5S 1Z9
(Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 11, 2005, CAE reported financial results for the third quarter ended December 31, 2004, and announced a comprehensive restructuring plan aimed at restoring the Company’s profitability, cash flow and return on investment.

(c)	Exhibits
	99.	Material Change Report
	99.1	Press Release of CAE Inc., dated February 11, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAE Inc.
Date: February 18, 2005	By:	/s/ Hartland J. Paterson
		Name:	Hartland J. Paterson
		Title:	Vice President Legal, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99	Material Change Report
99.1	Press Release of CAE Inc., dated February 11, 2005